                                                                    Exhibit 23.1


                          INDEPENDENT AUDITOR'S CONSENT


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report, dated February 19, 1998, relating to the financial statements of Ancor Communications, Incorporated, appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and to the reference to our Firm under the caption "Experts" in the Prospectus.



/s/ McGLADREY & PULLEN, LLP
St. Paul, Minnesota
April 30, 1998